CERT 99.906 CERT

                                                                     EXHIBIT (b)


                     CERTIFICATIONS PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of BNY/Ivy Multi-Strategy Hedge Fund LLC (the Registrant), do hereby certify, to such officer's knowledge, that:


(1) The BNY/Ivy Multi-Strategy Hedge Fund LLC on Form N-CSR of the Registrant for the period ended September 30, 2008 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:   December 2, 2008
        --------------------------



         /s/ Joseph Murphy

Name:    Joseph Murphy

Title:   President



Dated:   December 2, 2008
        --------------------------



         /s/ Guy Nordahl
        --------------------------

Name:  Guy Nordahl

Title:    Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.